UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 7, 2004

GENVEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24469 (Commission File Number)	23-2705690 (IRS Employer Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland (Address of Principal Executive Offices)	20878 (Zip Code)

(240) 632-0740

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

     On October 7, 2004, GenVec, Inc. issued a press release announcing that the United States Food and Drug Administration issued a clinical hold on GenVec’s clinical trials of TNFerade™. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release, dated October 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC. (Registrant)

Date: October 7, 2004	By:	/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 7, 2004.